Nominal Value has been changed
from 50p per Corus Group Plc
ordinary share to 10p per Corus
Group Plc ordinary share


EXHIBIT A
TO
DEPOSIT AGREEMENT

(FORM OF FACE OF RECEIPT)

AMERICAN DEPOSITARY
RECEIPT
evidencing
AMERICAN DEPOSITARY
SHARES
representing
DEPOSITED ORDINARY
SHARES OF

CORUS GROUP PLC

(Incorporate under the laws of
England and Wales

No. 33-25214

THE BANK OF
NEW YORK, incorporated under the
laws of the State of New York, as
Depositary, (the "Depositary"),
hereby certifies that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares, par value 50 pence each
("Shares"), of Corus Group plc, a
company incorporated in England
and Wales (the "Company").  At the
date hereof, each American
Depositary Share represents ten (10)
Shares (or evidence of rights to
receive such Shares) deposited under
the Deposit Agreement (hereinafter
defined) at the principal London
office of the Depositary in the name
of The Bank of New York
(Nominees) Limited (the
"Custodian").

1.	THE DEPOSIT
AGREEMENT.  	This American
Depositary Receipt is one of an issue
(the "Receipts"), all issued and to be
issued upon the terms and conditions
set forth in the Deposit Agreement
dated as of November 23, 1988, as
amended and restated as of April 28,
1995, as further amended and
restated as of July 26, 1995, as
further amended and restated as of
October 6, 1999 (the "Deposit
Agreement"), by and among the
Company, British Steel plc, the
Depositary, and each person or
persons in whose name a Receipt is
registered on the books of the
Depositary  maintained for such
purpose (each, a "Holder") from time
to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and becomes
bound by all the terms and
provisions thereof, hereof and the
Memorandum of Association (the
"Memorandum") and the Articles of
Association (the "Articles") of the
Company.  The Deposit Agreement
sets forth the rights and obligations
of Holders of the Receipts and the
rights and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect or in
lieu of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
the "Deposited Securities").  Copies
of the Deposit Agreement, the
Memorandum and the Articles are on
file at the Corporate Trust office of
the Depositary and the office of the
Custodian and at any other
designated transfer offices.  The
statements made on the face and
reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement, as well as
the Memorandum and the Articles,
and are qualified by and subject to
the detailed provisions thereof, to
which reference is hereby made.
The Depositary makes no
representation or warranty as to the
validity or worth of the Deposited
Securities.

2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided for in paragraph (6) on the
face of this Receipt and Section 5.09
of the Deposit Agreement and
payment of all taxes and charges
payable in connection such surrender
and withdrawal of the Deposited
Securities, and subject to the terms
and conditions of the Deposit
Agreement, the Memorandum, the
Articles and the Deposited
Securities, the Holder hereof is
entitled to the transfer and delivery,
to such Holder or upon the order of
such Holder, of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt.  Delivery
of such Deposited Securities may be
made by the delivery of certificates
in the name of the Holder hereof or
as ordered by such Holder or by the
delivery of (a) certificates properly
endorsed or accompanied by proper
instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of such Receipts to
such Owner or as ordered by him.
Such delivery will be made without
reasonable delay and, at the request
of the Holder hereof, shall be made
at the London office of the
Custodian, or at the request of the
Holder hereof, the Depositary shall
direct the Custodian to forward such
Deposited Securities and proper
documents of title therefore for
delivery at the Corporate Trust
Office of the Depositary in the City
of New York; provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Holder
hereof.

3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS. 	This Receipt is
transferable on the books of the
Depositary by the Holder hereof in
person or by duly authorized
attorney, upon surrender, without
unreasonable delay, of this Receipt at
any designated transfer office
properly endorsed or accompanied
by proper instruments of transfer and
duly stamped as may be required by
the laws of the State of New York
and the United States of America;
provided that the Depositary may
close the transfer books, after
consultation with the Company, (a)
at any time, or from time to time,
when deemed necessary or advisable
by it in connection with the
performance of its duties under the
Deposit Agreement or (b) at the
request of the Company provided
that any such closing of the transfer
books shall be subject to the
provisions of Section 7.07 of the
Deposit Agreement which limit the
suspensions of withdrawals of
Shares.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or transfer or withdrawal
of any Deposited Securities, the
Depositary, or the Custodian may
require payment (or, with respect to
any applicable stamp taxes, evidence
satisfactory to the Depositary that
any such amounts have been fully
paid) from the presentor of the
Receipt or the depositor of the
Shares of a sum sufficient to
reimburse it for any tax, duty or
other governmental charge payable
with respect thereto (including any
such tax, duty or other governmental
charge with respect to Shares being
deposited, the Receipts being issued
or to Deposited Securities being
withdrawn) and any stock transfer or
registration fees in effect for the
registration of transfers of Shares
generally on the share register of the
Company (or the appointed agent of
the Company for transfer and
registration of Shares, which may but
need not be the Share Registrar) and
payment of any applicable fees as
herein provided, may require the
production of proof satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with such reasonable
regulations, if any, as the Depositary
may establish consistent with the
provisions of the Deposit Agreement

The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of Receipts in
particular instances may be refused,
or the transfer or surrender of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary or the Company are
closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement,
or for any other reason subject to the
provisions Section 7.07 of the
Deposit Agreement.
Notwithstanding any other provision
of the Deposit Agreement or the
Receipts, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares that (a) if sold
by the holder thereof in the United
States or its territories, would be
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such Shares, or (b)
would hereby infringe any provisions
of the Articles.  The Depositary will
comply with written instructions of
the Company not to accept for
deposit under the Deposit Agreement
any Shares identified in such
instructions at such times and under
such circumstances as may be
specified in such instructions in
order to facilitate the Company's
compliance with the securities laws
of the United States.

4.	LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES. 	Any tax, duty or other
governmental charge (including,
without limitation, any applicable
stamp taxes) or expense payable by
the Custodian or the Depositary or its
nominee in respect of this Receipt or
any Deposited Securities underlying
any Receipt shall be payable by the
Holder hereof, who shall pay the
amount thereof and provide the
Depositary with evidence
satisfactory to the Depositary that
such amounts have been fully paid.
The Depositary may refuse to effect
registration of transfer of this
Receipt or any transfer and
withdrawal of Deposited Securities
underlying this Receipt until
payment of such tax or governmental
charge is made, and may withhold
any dividends or other cash
distributions constituting Deposited
Securities underlying this Receipt, or
may sell for the account of the
Holder thereof any part or all of the
other Deposited Securities
underlying this Receipt, and may
apply such cash or the proceeds of
any such sale in payment of any such
tax, duty or other governmental
charge or expense (and any taxes and
expenses arising or incurred as a
result of effecting such sale), the
Holder hereof remaining liable for
any deficiency.

5.	WARRANTIES ON
DEPOSIT OF SHARES.	Every
person depositing Shares under the
Deposit Agreement shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully
paid, non-assessable and free of
preemptive rights and that the person
making such a deposit is duly
authorized to do so, and is not liable
to disenfranchisement or disposal by
the Company pursuant to the
Articles.  Such representations and
warranties shall survive the deposit
of such Shares and issuance of
Receipts in respect thereof.  Every
such person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION. Any person
presenting Shares for deposit or any
Holder may be required from time to
time to file with the Depositary or
the Custodian such proof of
citizenship, residence, exchange
control approval, or such information
relating to the registration on the
books of the Company (or the
appointed agent of the Company for
transfer and registration of Shares,
which may but need not be the Share
Registrar) of the Shares presented for
deposit, and to execute and deliver to
the Depositary or the Custodian such
certificates, and to make such
representations and warranties, as the
Depositary or the Company may
deem necessary or proper or as the
Company may require by written
request to the Depositary or the
Custodian.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or other
distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities underlying
such Receipt until the foregoing is
accomplished to the Depositary's
satisfaction.  Upon reasonable
request, the Depositary shall provide
the Company in a timely manner
with copies of all such proofs and
certificates and such written
representations and warranties
provided.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary that
any necessary approval has been
granted by any governmental body in
the United Kingdom which is then
performing the function of the
regulation of currency exchange.

7.	CHARGES OF
DEPOSITARY. 	Subject to
Section 3.02, the Company agrees to
pay all charges and reasonable
expenses of the Depositary and those
of any Receipt Registrar, co-transfer
agent and co-registrar under the
Deposit Agreement that are agreed
and shown in the letter of
appointment dated September 5,
1988 to the Depositary to be payable
by the Company. Such charges may
at any time and from time to time be
changed by agreement between the
Company and the Depositary.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian (and of changing the
Custodian) are for the sole account
of the Depositary.

The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts
or to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03),
whichever may be applicable: (1)
taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (3)
such cable, telex and facsimile
transmission expenses as are
expressly provided for in this
Deposit Agreement, (4) such
reasonable expenses as are incurred
by the Depositary in the conversion
of foreign currency pursuant to
Section 4.05, (5) a fee of $5.00 or
less per 100 American Depositary
Shares (or portion thereof) for the
execution and delivery of Receipts
pursuant to Section 2.03, 4.03 or
4.04 of the Deposit Agreement, and
the surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but
not limited to, Sections 4.01 through
4.04 hereof, except for distributions
of cash dividends, and (7) a fee for,
and deduct such fee from, the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this clause
(7) treating all such securities as if
they were Shares), but which
securities are instead distributed by
the Depositary to Holders.

The Depositary,
subject to Section 2.09 of the
Deposit Agreement, may own and
deal in any class of securities of the
Company and its affiliates and in
Receipts.

8.	TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive Holder
hereof by accepting or holding the
same consents and agrees, that title
to this Receipt (and to the American
Depositary Shares evidenced
hereby), when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument;
provided that the Company and the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.


9.	LOANS AND PRE-
RELEASE OF RECEIPTS.	Unless
requested in writing by the Company
to cease doing so, notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts prior to
the receipt of Shares pursuant to
Section 2.02 ("Pre-Release").  The
Depositary may, pursuant to Section
2.05 of the Deposit Agreement,
deliver Shares upon the receipt and
cancellation of Receipts which have
been Pre-Released, whether or not
such cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts are to be
delivered (the "Pre-Releasee") that
the Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Holders, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such Pre-
Release, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security and, in
connection with the Pre-Release of
Shares preceded or accompanied by
an unconditional guaranty by the
Pre-Releasee to deliver Receipts for
cancellation on the same calendar
day on which Shares are delivered to
the Pre-Releasee (or if such Receipts
are not so delivered, to return the
Shares), (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
change or disregard such limit from
time to time as it deems reasonably
appropriate.  The Depositary will
also set Dollar limits with respect to
Pre-Release transactions to be
entered into hereunder with any
particular Pre-Release on a case-by-
case basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the Pre-
Releasee's obligations to the
Depositary in connection with a Pre-
Release transaction, including the
Pre-Releasee's obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities
hereunder).

The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

10. 	DISCLOSURE OF
BENEFICIAL INTEREST
	Notwithstanding any other
provision of this Deposit Agreement,
each Holder agrees to comply with
requests from the Company,
pursuant to the Articles or the
Companies Act 1985 of England and
Wales (or any statutory modification
or re-enactment thereof) (the
"Companies Act"), to provide
information as to the capacity in
which such Holder owns Receipts,
the identity of any other person
interested in such Receipts and the
nature and extent of such interest and
any other information required by
such request.  Each Holder
acknowledges that failure to comply
with such a request may result, inter
alia, in the withdrawal of the voting
rights of the Shares underlying such
Holder's Receipts, the imposition of
restrictions on the right to receive
distributions relating to such Shares
underlying such receipts and/or the
forced sale of such Shares
underlying such Receipts.  Each
Holder agrees to comply with the
provisions of the Articles and of the
Companies Act with regard to
notification to the Company of
interests in Shares, which include
provisions relating to disclosure of
interests in Relevant Share Capital in
excess of the percentage(s) of such
capital provided for in the Articles
and/or the Companies Act (at present
4 percent in each case).

11.	VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
executed by the Depositary by the
manual signature of a duly
authorized officer or, if a Receipt
Registrar for the Receipts shall have
been appointed, by the manual
signature of a duly authorized officer
of such Registrar or any co-registrar.

12.	AVAILABLE
INFORMATION	The Company
is subject to the periodic reporting
requirements of the Securities
Exchange Act of 1934 and,
accordingly, files certain reports with
the Securities and Exchange
Commission (hereinafter called the
"Commission").

Such reports will be
available for inspection and copying
at the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.


Dated:


		THE BANK OF
NEW YORK

		  as Depositary and
Receipt Registrar



	By_____________________
____

				(Title)

NAME OF CO-REGISTRAR,
  as co-registrar

By_________________________
	(Title)


The address of the
principal executive office of the
Depositary is One Wall Street, New
York, New York 10286.  The
address of the Corporate Trust Office
of the Depositary is 101 Barclay
Street, New York, New York 10286.

			[Names and
addresses of any co-registrars and

	co-transfer agents]


(FORM OF REVERSE OF
RECEIPT)

SUMMARY OF CERTAIN
ADDITIONAL PROVISIONS
OF THE DEPOSIT AGREEMENT



13.	DIVIDENDS AND
DISTRIBUTIONS. 	Whenever the
Depositary shall receive any
distribution other than a distribution
described in Sections 4.01, 4.03 or
4.04 of the Deposit Agreement, the
Depositary shall cause the securities
or property received by it to be
distributed promptly to the Holders
entitled thereto, in proportion to the
number of American Depositary
Shares representing such Deposited
Securities held by them, respectively,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided that if in the opinion of the
Depositary such distribution cannot
be made proportionately among the
Holders entitled thereto, or if for any
other reason (including any
requirement that the Company or the
Depositary withhold an amount on
account of taxes or other
governmental charges or that such
securities must be registered under
the Securities Act of 1933 in order to
be distributed to Holders) the
Depositary deems such distribution
not to be feasible, the Depositary,
after consultation with the Company,
may adopt such method as it may
deem equitable and practicable for
the purpose of effecting such
distribution, including the sale (at
public or private sale) of the
securities or property, thus received,
or any part thereof and the
distribution by the Depositary to the
Holders of the net proceeds of any
such sale (net of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement) shall
be distributed by the Depositary to
the Holders entitled thereto, as in the
case of a distribution received in
cash; provided, however, that no
such distribution to Holders pursuant
to this Section 4.02 of the Deposit
Agreement shall be unreasonably
delayed by any action of the
Depositary or any of its agents.  To
the extent that such securities or
property or the net proceeds thereof
are not distributed to Holders as
provided in this paragraph, each
American Depositary Share shall
thereafter also represent the
additional securities or property
distributed in respect of the Shares
represented by such American
Depositary Share prior to such
distribution.  If any distribution upon
any Deposited Securities consists of
a dividend in, or free distribution of,
Shares, the Depositary may with the
Company's approval, and shall if the
Company shall so request, distribute
promptly to the Holders of
outstanding Receipts entitled thereto,
in proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them, respectively,
additional Receipts for an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution, subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance of
American Depositary Shares
evidenced by Receipts, including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement and the payment of fees
of the Depositary as provided in
Section 5.09 of the Deposit
Agreement. In lieu of delivering
Receipts for fractional American
Depositary Shares in the case of any
such distribution, the Depositary
shall sell the number of Shares
corresponding to the aggregate of
such fractions and distribute
promptly the net proceeds, converted
into U.S. dollars if not in such U.S.
dollars (if such conversion may in
the judgment of the Depositary be
achieved on a reasonable basis), to
the Holders entitled thereto.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the right to receive the
additional Shares distributed in
respect of the Deposited Securities
corresponding thereto.

14.	RIGHTS.	In the event
that the Company shall offer or cause
to be offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Holder or in disposing of such rights
on behalf of any Holders and making
the net proceeds available to such
Holders or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Holders or dispose of such rights and
make the net proceeds available to
such Holders, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Holders or to certain
Holders but not to other Holders, the
Depositary may distribute to any
Holder to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Holder, warrants or other
instruments therefor in such form as
it deems appropriate.

In circumstances in
which rights would otherwise not be
distributed, if a Holder of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Holder hereunder, the Depositary
will make such rights available to
such Holder upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Holder has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law.

If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Holders, then upon instruction from
such a Holder pursuant to such
warrants or other instruments to the
Depositary from such Holder to
exercise such rights, upon payment
by such Holder to the Depositary for
the account of such Holder of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees of the
Depositary and any other charges as
set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Holder, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Holder.
As agent for such Holder, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Holder.  In the case
of a distribution pursuant to the
second paragraph of Section 4.04 of
the Deposit Agreement, such
Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.

If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Holders, it may, subject to legal
requirements, sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Holders to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees of the
Depositary as provided in Section
5.09 and all taxes and governmental
charges payable in connection with
such rights and subject to the terms
and conditions of this Deposit
Agreement) for the account of such
Holders otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Holders
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  No distribution of rights
or the net proceeds of any sale of
rights to Holders shall be
unreasonably delayed by any action
of the Depositary or any of its
agents.

The Depositary will
not offer rights to Holders unless
both the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to Holders or are
registered under the provisions of
such Act.  If a Holder of Receipts
requests distribution of warrants or
other instruments, notwithstanding
that there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Holder
is exempt from such registration.
Neither the Depositary, nor Holders
nor third persons may compel the
Company to register under the
Securities Act of 1933 or otherwise
any right or security of the Company
or the issuance thereof by virtue of
any of the terms of the Deposit
Agreement.

The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.

15.	CONVERSION OF
FOREIGN CURRENCY.
	Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or as the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the foreign currency
so received can in the judgment of
the depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert, by sale or in any other
manner that it may determine, such
foreign currency into Dollars and
such Dollars shall be distributed
promptly to the Holders entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars, then
to the holders of such warrants or
instruments, as applicable, upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Holders on
account of exchange restrictions, the
date of delivery or otherwise.

If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file promptly such
application for approval or license, if
any, as it may deem desirable.

If at any time the
Depositary shall determine that in its
reasonable judgment any foreign
currency received by the Depositary
is not pursuant to applicable law
convertible on a reasonable basis
into Dollars transferable to the
United States, or if any approval or
license of any government or agency
thereof which is required for such
conversion is denied or in the
reasonable opinion of the Depositary
is not obtainable, or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its discretion may hold such foreign
currency proceeds for the respective
accounts of, the Holders entitled to
receive the same; provided, however,
that if requested in writing by a
Holder entitled thereto, the
Depositary shall distribute the
foreign currency to such Holder as
promptly as practicable.

If any such
conversion of foreign currency, in
whole or in part, cannot be effected
for distribution to some Holders
entitled thereto, the Depositary may
in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Holders entitled thereto and may
distribute the balance of the foreign
currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Holders entitled thereto for
whom such conversion and
distribution is not practicable;
provided, however, that if requested
in writing by a Holder entitled
thereto, the Depositary shall
distribute the foreign currency to
such Holder as promptly as
practicable.

16.	RECORD DATES.
	Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued, with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date,
which date shall, to the extent
practicable, be the same as the date
fixed by the Company, (a) for the
determination of the Holders who
shall be (i) entitled to receive such
dividend, distribution or rights, or
the net proceeds of the sale thereof,
or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary
Share will represent the changed
number of Shares.

17.	VOTING OF DEPOSITED
SECURITIES.	Upon receipt of notice
of any meeting of holders of Shares
or other Deposited Securities, the
Depositary shall, as soon as
practicable thereafter and to the
extent permitted by law, mail to the
Holders (a) a copy of such notice and
(b) a statement that the Holders at
the close of business on a specified
record date will be entitled, subject
to any applicable provisions of
English law and of the
Memorandum, the Articles and the
Deposited Securities, to instruct the
Depositary as to the exercise of the
voting rights, if any, pertaining to the amount of Deposited Securities underlying their respective American
Depositary Shares, and (c) a
statement as to the manner in which
such instructions may be given,
including an express indication that
instructions may be given to the
Depositary to give a discretionary
proxy to a person designated by the
Company. Upon the written request
of a Holder as of such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary shall
endeavor in so far as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities underlying such American
Depositary Shares in accordance
with any nondiscretionary
instructions set forth in such request;
provided, however, that the
Depositary, unless specifically
instructed by the Holder, shall not
demand a poll. The Depositary shall
not vote the Deposited Securities
underlying a Receipt except in
accordance with written instructions
from the Holder of such Receipt. In
accordance with the Articles and
English law, failure by a Holder, or a
person holding an interest in Shares
through a Holder, to comply with the
Company's request for information
of the nature referred to in Section
3.04 may result, inter alia, in
withdrawal of the voting rights of the
Shares underlying the Receipts held
by that Holder and thus the rights
described in this Section 4.07 to
direct the voting of Deposited
Securities underlying such Receipts.

18.	CHANGES AFFECTING
DEPOSITED SECURITIES.	In
circumstances where the provisions
of Section 4.03 of the Deposit
Agreement do not apply, upon any
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets or analogous transaction
affecting the Company or to which it
is a party, any securities which shall
be received by the Depositary in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under this Deposit
Agreement, and the American
Depositary Shares shall thenceforth
represent the right to receive the new
Deposited Securities so received,
unless additional Receipts are
delivered pursuant to the following
sentence. In any such case the
Depositary may with the Company's
approval, and shall if the Company
shall so request, execute and deliver
additional Receipts as in the case of
a dividend of Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.

19.	REPORTS; INSPECTION
OF TRANSFER BOOKS	The
Depositary shall make available for
inspection by Holders at its
Corporate Trust Office, at the office
of the Custodian and at any other
designated transfer offices, and shall
arrange for the mailing to all Holders
of, any notices, reports and
communications, including any
proxy soliciting material, received
from the Company that are both (a)
received by the Depositary or the
Custodian as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary shall
also, upon written request, send to
the Owner copies of such reports
furnished by the Company pursuant
to Section 5.06 of the Deposit
Agreement.  The Depositary will
keep books, at its transfer office in
New York City, for the registration
of Receipts and their transfer which
at all reasonable times will be open
for inspection by the Holders and the
Company; provided that such
inspection shall not be for the
purpose of communicating with
Holders in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement, the Receipts,
the Shares, the Memorandum or the
Articles.

20.	WITHHOLDING	In the
event that the Depositary determines
that any distribution in property
(including Shares and rights to
subscribe therefor) is subject to any
tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all
or a portion of such property
(including Shares and rights to
subscribe therefor) in such amounts
and in such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners entitled thereto in
proportion to the number of
American Depositary Shares held by
them respectively.

21.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
	Neither the Depositary nor
the Company nor the Directors shall
incur any liability to the Holders of
this Receipt if, by reason of any
provision of any present or future
law of any country or of any
governmental authority, or by reason
of any provision, present or future, of
the Memorandum, the Articles or the
Deposited Securities, or by reason of
any act of God or war or other
circumstance beyond its control, the
Depositary or the Company or the
Directors will be prevented or
forbidden from doing or performing
any act or thing which by the terms
of the Deposit Agreement will be
done or performed.  Where, by the
terms of a distribution pursuant to
Sections 4.01, 4.02, or 4.03 of the
Deposit Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not be made available
to Holders of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Holders and make the net
proceeds available to such Holders,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  None of the Depositary, the
Company and the Directors assumes
any obligation or shall be subject any
liability under the Deposit
Agreement to Holders, except that it
or he shall use reasonable endeavors
reasonable endeavors exercised in
good faith in the performance of
such rights and obligations as are
specifically set forth in this Deposit
Agreement.  None of the Depositary,
the Company and the Directors will
be under any obligation to appear in,
prosecute or defend any action, suit
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts that in its or his opinion
may involve it or him in expense or
liability, unless indemnity
satisfactory to it or him against all
expense and liability be furnished as
often as may be required, and the
Custodian shall not be under any
obligation whatsoever with respect to
such proceedings, the responsibility
of the Custodian being solely to the
Depositary.  None of the Depositary,
the Company and any Director shall
be liable for any action or non-action
by it or him in reliance upon advice
of or information from legal counsel,
accountants, any governmental
authority, any person presenting
Shares for deposit, any Holder of a
Receipt, or any other person believed
by it or him in good faith to be
competent to give such advice or
information.  The Depositary will not
be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or non-
action is in good faith. Subject to the Memorandum and the Articles, the
Depositary may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
The Company has agreed to
indemnify the Depositary and the
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
acts performed or omitted, in
accordance with the provisions of
this Deposit Agreement and of the
Receipts, as the same may be
amended, modified or supplemented
from time to time, (i) by either the
Depositary or a Custodian or their
respective directors, employees,
agents and affiliates, except for any
liability or expense arising out of the
negligence or bad faith of either of
them, or (ii) by the Company or any
of its directors, employees, agents
and affiliates.

22.	RESIGNATION AND
REMOVAL OF DEPOSITARY;
SUBSTITUTION OF CUSTODIAN.
	The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time appoint a substitute
custodian and the term "Custodian"
shall refer to such substitute.

23.	AMENDMENT OF
DEPOSIT AGREEMENT AND
RECEIPTS.	The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended
by agreement between the Company
and the Depositary in any respect
which they may deem necessary or
desirable. Any amendment which
shall impose or increase any fees or
charges (other than the fees of the
Depositary for the execution and
delivery or the cancellation of
Receipts and taxes (including,
without limitation, stamp taxes) and
other governmental charges), or
which shall otherwise prejudice any
substantial existing right of Holders,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Holders thereof.  Every
Holder at the time any such
amendment so becomes effective, if
such Holder shall have been given
such notice, shall be deemed, by
continuing to hold such Receipt, to
consent and agree to such
amendment and to be bound by
either the Deposit Agreement as
amended thereby. In no event shall
any amendment impair the right of
the Holder of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.

24.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any time at
the direction of the Company
terminate this Deposit Agreement by
mailing notice of such termination to
the Holders of all Receipts then
outstanding at least thirty (30) days
prior to the date fixed in such notice
for such termination.  The
Depositary may terminate this
Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of
Receipts then outstanding if at any
time ninety (90) days shall have
expired after the Depositary shall
have delivered to the Company a
written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section
5.04 of the Deposit Agreement.  On
and after the date of termination, the
Holder of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the fee of
the Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement, and (c)
payment of any applicable taxes or
governmental charges, be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Holders thereof, and
shall not give any further notices or
perform any further acts under this
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in this
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of this Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held hereunder and
may thereafter hold the uninvested
net proceeds of any such sale,
together with any other cash then
held by it hereunder, unsegregated
and without liability for interest, for
the pro rata benefit of the Holders of
Receipts that have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under this Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of this Deposit
Agreement, and any applicable taxes
or governmental charges, and except
for its obligations to the Company
under Section 5.08 of the Deposit
Agreement and to the Holders under
Section 6.02 of the Deposit
Agreement, which obligations shall
survive the termination of this
Deposit Agreement.  Upon the
termination of this Deposit
Agreement, the Company shall be
discharged from all obligations under
this Deposit Agreement except for its
obligations to the Depositary under
Sections 5.08 and 5.09 of the Deposit
Agreement and Articles 7 and 21 of
the Receipt.

25.	CERTAIN DEFINITIONS
	Terms used in this Receipt
that are not otherwise defined shall
have the respective meanings
ascribed to them in the Deposit
Agreement.

26.	COMPLIANCE WITH U.S.
SECURITIES LAWS
	Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.

25.	BRITISH STEEL PLC NO
LONGER A PARTY TO THE
DEPOSIT AGREEMENT	The
Company, British Steel plc, the
Depositary and all Owners and
Beneficial Owners each agree that
British Steel plc shall remain a party
to the amended and restated Deposit
Agreement solely for the purpose of
amending and restating the Deposit
Agreement and for no other purpose,
and that after the date hereof it shall
have no rights or obligations under
the Deposit Agreement.


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